UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2016

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Lucas Energy, Inc.

(Exact name of registrant as specified in its charter)

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Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

450 Gears Road, Suite 780
Houston, Texas 77067

(Address of principal executive offices, including zip code)

(713) 528-1881

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 29, 2016, Lucas Energy, Inc. (the “Company”) entered into a first amendment dated April 28, 2016 (the “Amendment”) to the stock purchase agreement (the “Stock Purchase Agreement”) that it had entered into with an accredited institutional investor (the “Investor”) on April 6, 2016. The Amendment extends the time in which the Company is required under the Stock Purchase Agreement to file a resale registration statement with the Securities and Exchange Commission until 30 days after it closes its Series C redeemable convertible preferred stock and warrant financing with the Investor.

The foregoing summary of the terms of the Amendment is subject to, and qualified in its entirety by, such document attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.

10.1       Form of First Amendment to Stock Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUCAS ENERGY, INC.

Dated: May 2, 2016	By:	/s/ Anthony C. Schnur
Anthony C. Schnur, Chief Executive Officer